[AMG Logo Omitted]

		Managers AMG Funds


	    [Systematic logo omitted]


       Systematic Financial Management, L.P.

-------------------------------------------------------

		SYSTEMATIC VALUE FUND

		     PROSPECTUS

		dated July 1, 2003

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

		Systematic Value Fund

      		  TABLE OF CONTENTS
		  -----------------



						Page
						----
KEY INFORMATION 				 1
  Systematic Value Fund 			 1

PERFORMANCE SUMMARY 				 3

FEES AND EXPENSES OF THE FUND 			 3
  Fees and Expenses 				 3
  Example 					 4

SYSTEMATIC VALUE FUND 				 5
  Objective 					 5
  Principal Investment Strategies 		 5
  Should You Invest in this Fund? 		 6

MANAGERS AMG FUNDS 				 6

PAST PERFORMANCE OF OTHER SYSTEMATIC ACCOUNTS    8

FINANCIAL HIGHLIGHTS 				11

YOUR ACCOUNT 					13
  Minimum Investments in the Fund 		13

HOW TO PURCHASE SHARES 				15

HOW TO SELL SHARES 				16

INVESTOR SERVICES				17

OPERATING POLICIES 				18

ACCOUNT STATEMENTS 				19

DIVIDENDS AND DISTRIBUTIONS 			19

TAX INFORMATION 				19

CONTACT INFORMATION 				21

ADDITIONAL INFORMATION 				22



			KEY INFORMATION
			---------------

This Prospectus contains important information for anyone interested in investing in the Institutional Class shares of the SYSTEMATIC VALUE FUND (the "Value Fund" or the "Fund"), a series of MANAGERS AMG FUNDS. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk
Factors of the Fund

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.




						Principal
Goal 		Principal Strategies 		Risk Factors
--------------	----------------------		---------------------
Long-term 	Primarily invests in common 	Market Risk
capital  	and preferred stocks of 	Management Risk
Appreciation	medium- and large- 		Sector Risk
		capitalization U.S. companies 	Value Stock Risk
						Mid-Capitalization
		Invests in companies that, at 	Stock Risk
		the time of purchase, have 	Large-Capitalization
		market capitalizations over 	Stock Risk
		$3 billion

		Ordinarily chooses investments
		believed to be undervalued
		relative to a company's
		historic and expected earnings
--------------	----------------------		---------------------




All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

Market Risk
-----------
The Fund is subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors' perceptions of the market as a whole.

The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Management Risk
---------------
The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of a Fund's investment strategy depends significantly on the skill of Systematic Financial Management, L.P. ("Systematic"), the Fund's sub-advisor, in assessing the potential of the securities in which the Fund invests. Systematic will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Sector Risk
-----------
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Value Stock Risk
----------------
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Fund may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

Mid-Capitalization Stock Risk
-----------------------------
Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

For these and other reasons, to the extent it invests in mid-cap stocks, the Fund may underperform other stock funds (such as funds that focus on small or large capitalization companies) when stocks of medium-sized companies are out of favor.

Large-Capitalization Stock Risk
-------------------------------
Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets.
Also, large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial or other market conditions. For these and other reasons, the Fund may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large capitalization companies are out of favor.


			PERFORMANCE SUMMARY
			-------------------

Because the Fund does not have at least one calendar year of annual returns, this Prospectus does not include Fund performance information.


		    FEES AND EXPENSES OF THE FUND
		    -----------------------------

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Fees and Expenses
-----------------



Shareholder fees (fees paid directly from your investment)

					Institutional
					    Class
					-------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of the
  offering price) 			    None

Maximum Deferred Sales Charge (Load) 	    None

Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions 				    None

Redemption Fee 				    None

Exchange Fee 				    None

Maximum Account Fee 			    None





	Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
					Institutional
					Class
					-------------
Management Fee 				 0.70%
Distribution (12b-1) Fees 		 0.00%
Other Expenses 				 1.50%
					------
Total Annual Fund Operating Expenses 	 2.20%
Fee Waiver and Reimbursement (1) 	-1.30%
					------
Net Annual Fund Operating Expenses 	 0.90%
					======

(1) The Managers Funds LLC and Systematic have contractually agreed, through July 1, 2004, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 0.90% of the average daily net assets of the Institutional Class respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund's contractual expense limitation, The Managers Funds LLC may recover from the Fund fees waived and expenses paid to the extent that the Fund's Net Annual Fund Operating Expenses do not exceed that contractual expense limitation amount. See "Managers
AMG Funds."

Example
-------
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:




			1 Year 	3 Years 5 Years 10 Years
			------	-------	-------	--------
Institutional Class 	$92 	$498 	$998 	$2,376



The Example reflects the impact of the Fund's contractual expense limitation through July 1, 2004 covered by the Example.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

			SYSTEMATIC VALUE FUND
			=====================

Objective
---------
The Value Fund's investment objective is to achieve long-term capital appreciation.

Principal Investment Strategies
-------------------------------
The Value Fund invests at least 80% of its net assets in common and preferred stocks of medium- and large-capitalization U.S. companies. The term "medium- and large-capitalization companies" refer to companies that, at the time of purchase, have market capitalizations over $3 billion. Systematic, the Fund's sub-advisor, selects stocks of companies that it believes are undervalued relative to a company's historic and expected earnings. Ordinarily, the Value Fund will invest in companies from all sectors of the market based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for "catalysts" which could positively or negatively affect prices of current and potential companies for the Fund.

Systematic's investment process emphasizes stocks with lower price earnings ratios, strong balance sheets and earnings potential confirmed through cash flow analysis. Systematic conducts historic and expected earnings screening to identify approximately 65 top investment candidates. Systematic conducts comprehensive fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Systematic looks for companies that will have strong earnings growth and improving margins, and which trade at valuations that are low relative to their historic and expected earnings.

Ordinarily, the Value Fund will sell a stock if the company's financial position deteriorates, if the earnings outlook changes, or if there is a negative earnings surprise.

For temporary defensive purposes, the Value Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Value Fund is invested in these instruments, the Value Fund will not be pursuing its investment objective. Systematic may sell any security when it believes the sale is in the Fund's interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund's transaction costs and may increase your tax liability.

Should You Invest in this Fund?
-------------------------------

This Fund MAY be suitable if you:

	* Are seeking an opportunity for some equity returns in your investment portfolio

	* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

	* Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

	* Are seeking stability of principal

	* Are investing with a shorter time horizon in mind

	* Are uncomfortable with stock market risk

	* Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.


			MANAGERS AMG FUNDS
			------------------

Managers AMG Funds is part of the Managers Funds Family of
Funds mutual fund family comprised of different mutual funds, each having distinct investment management objectives, strategies, risks and policies. The Value Fund is one of the funds currently available in the Managers Funds Family of Funds.

The Managers Funds LLC (the "Investment Manager" or "TMF"), located at 40 Richards Avenue, Norwalk, CT 06854, serves as investment manager to the Fund and is responsible for the Fund's overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of Systematic, the sub-advisor of the Fund. Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of TMF, serves as the distributor for the Fund.

Systematic has day-to-day responsibility for managing the Fund's portfolio. Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666, was formed in 1982. Affiliated Managers Group, Inc., an indirect wholly-owned subsidiary of which serves as Managing Member of TMF, indirectly owns a majority interest in Systematic. As of March 31, 2003, Systematic had assets under management of approximately $4.5 billion.

Joe Joshi, Kevin McCreesh and Ron Mushock are the investment team for the Value Fund. Joe Joshi has been the Chief Investment
Officer of Systematic since 1996. Kevin McCreesh has been a Senior Portfolio Manager with the firm since 1996. Ron Mushock has been a Portfolio Manager and Senior Equity Analyst with the firm since 1997. A team of senior analysts works closely with the investment team evaluating and selecting stocks for the Fund.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Systematic 0.70% of the average daily net assets of the Fund for its services as sub-advisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund.

The Investment Manager has contractually agreed, through July 1, 2004, to waive fees and pay or reimburse the Institutional Class of the Fund to the extent total expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 0.90% of the average daily net assets of the Institutional Class. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed to the Institutional Class in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such repayment would not cause the expenses in any such future year to exceed 0.90% of the average daily net assets of the Institutional Class. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Systematic from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

	   PAST PERFORMANCE OF OTHER SYSTEMATIC ACCOUNTS
	   ---------------------------------------------

The table below sets forth the investment performance for the period from January 1, 1993 to December 31, 2002 of Systematic's Large
Cap Composite (the "Composite") which represents discretionary commission accounts of $5,000,000 or more (the "Accounts") managed by Systematic with investment objectives, policies and strategies substantially similar to those of the Value Fund. The Composite represents an asset-weighted composite of the internal rates of return for all the Accounts during each period indicated and has been adjusted to give effect on a quarterly basis to fees and expenses in the amount of 0.90%, which is the expense ratio of the Institutional Class, net of contractual waivers and reimbursements. The table illustrates how the performance of the Composite has varied over the past ten years, assuming reinvestment of all dividend and capital gain distributions. The Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended, which may have adversely affected performance. The performance shown below is not the performance of the Value Fund and is not indicative of the Value Fund's future performance. Returns for the Composite are calculated in accordance with industry standards for separate accounts not in the manner required for mutual funds by the SEC. The table compares the Composite's performance to the Russell 1000 Value Index. Although used as a benchmark, the performance of the Russell 1000 Value Index does not reflect any fees or expenses.


						Russell
Average Annual 					1000 Value
Total Return: 			Composite 	Index
-------------			---------	-----
1 Year 				-17.07% 	-15.52%
3 Years 			 -5.09% 	 -5.14%
5 Years 			  1.12% 	  1.16%
10 Years 			 11.68% 	 10.80%
____________________________________________________________

Quarterly Returns
-----------------
March 31, 2002 			  3.25% 	  4.09%
June 30, 2002 			 -8.81% 	 -8.52%
September 30, 2002 		-16.88% 	-18.77%
December 31, 2002		  5.96%		  9.22%
Total Annual Return - 2002 	-17.07% 	-15.52%

Quarterly Returns
-----------------
March 31, 2001			 -4.11%		 -5.86%
June 30, 2001			  3.75%		  4.88%
September 30, 2001 		-14.27% 	-10.95%
December 31, 2001		  7.17%	  	  7.37%
Total Annual Return - 2001	 -8.59%		 -5.59%

Quarterly Returns
-----------------
March 31, 2000			  3.32%		  0.48%
June 30, 2000			 -5.69%		 -4.69%
September 30, 2000		 10.23%		  7.86%
December 31, 2000		  5.01%		  3.60%
Total Annual Return - 2000	 12.78%		  7.02%

Quarterly Returns
-----------------
March 31, 1999			  2.54%		  1.43%
June 30, 1999			 14.05%		 11.28%
September 30, 1999		 -7.13%		 -9.80%
December 31, 1999		  7.50%		  5.43%
Total Annual Return - 1999	 16.74%		  7.35%

Quarterly Returns
-----------------
March 31, 1998			 11.75%		 11.66%
June 30, 1998			 -2.21%		  0.45%
September 30, 1998		-21.56%		-11.58%
December 31, 1998		 23.61%		 16.61%
Total Annual Return - 1998	  5.96%		 15.63%

____________________________________________________________

				9




						Russell
	 					1000 Value
Quarterly Return 		Composite 	Index
----------------		---------	-----
March 31, 1997			 -0.85%		  2.56%
June 30, 1997			 16.18%		 14.74%
September 30, 1997		 18.60%		  9.96%
December 31, 1997		 -3.02%		  4.47%
Total Annual Return - 1997	 32.49%		 35.18%

Quarterly Returns
-----------------
March 31, 1996			  5.81%		  5.66%
June 30, 1996			  1.83%		  1.72%
September 30, 1996		  3.91%		  2.91%
December 31, 1996 13.87% 9.98%
Total Annual Return - 1996	 27.46%		 21.64%

Quarterly Returns
-----------------
March 31, 1995			  8.89%		  9.50%
June 30, 1995			  9.65%		  8.95%
September 30, 1995		 10.96%		  8.74%
December 31, 1995		  3.15%		  6.64%
Total Annual Return - 1995	 36.63%		 38.33%

Quarterly Returns
-----------------
March 31, 1994			 -2.61%		 -3.50%
June 30, 1994			 -2.03%		  0.62%
September 30, 1994		  5.85%		  2.55%
December 31, 1994		 -2.67%		 -1.58%
Total Annual Return - 1994	 -1.69%		 -2.00%

Quarterly Returns
-----------------
March 31, 1993			 10.36%		  9.66%
June 30, 1993			  3.81%		  2.93%
September 30, 1993		  8.14%		  4.94%
December 31, 1993		  1.56%		 -0.27%
Total Annual Return - 1993	 25.80%		 18.13%
____________________________________________________________


			FINANCIAL HIGHLIGHTS
			--------------------

The following Financial Highlights table is intended to help you understand the Fund's Institutional Class shares' financial performance for the past fiscal period. Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

---------------------------------------------------------------------
Systematic Value Fund
Financial Highlights
For a share of Institutional Class of capital stock outstanding throughout the fiscal period
---------------------------------------------------------------------



					From April 1, 2002*
					to February 28, 2003
					--------------------
Net Asset Value, Beginning of Period		$10.00


Income from Investment Operations:
 Net investment income				  0.03
 Net realized and unrealized loss on
  investments					 (1.92)

Total from investment operations		 (1.89)

Less Distributions to Shareholders from:
 Net investment income				 (0.02)
					---------------------

Net Asset Value, End of Period			 $8.09

Total Return (a)				(18.91)% (b)

Ratio of net expenses to average net
 assets						  0.90% (c)

Ratio of net investment income to
 average net assets 				  0.86% (c)

Portfolio turnover				   119% (b)

Net assets at end of period (000's omitted)	  $7,707
=============================================================

Expense Offsets (d)
--------------------

Ratio of total expenses to average net
 assets						  2.20% (c)

Ratio of net investment loss to average net
 assets						 (0.44)% (c)

=============================================================



* Commencement of operations.

(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) Not annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses.

			  YOUR ACCOUNT
			  ------------

You may invest in the Fund by purchasing the Institutional
Class shares. The Institutional Class of shares is subject to the minimum initial investment amounts, as described below.

As an investor, you pay no sales charges to invest in the Fund and you pay no charges for exchanges within the Managers Funds Family of Funds or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share of the Institutional Class, as the case may be, next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV per share of the Institutional Class is equal to the Fund's net worth (assets minus liabilities) allocable to the Institutional Class of shares divided by the number of shares outstanding of the Institutional Class.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Minimum Investments in the Fund
-------------------------------
Cash investments in the Fund must be in U.S. Dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

The following table provides the minimum initial and additional investments in the Fund for Institutional Class shares:



			     Initial Investment		Additional Investment
			     ------------------		---------------------

Regular accounts 		$1,000,000 			$1,000
Traditional IRA 		    25,000 			 1,000
Roth IRA 			    25,000 			 1,000



The Fund or the Distributor may, in its discretion, waive the minimum and initial investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

			HOW TO PURCHASE SHARES
			----------------------



			Initial Purchase 		Additional Purchases
			----------------		--------------------

Through your 		Contact your investment 	Send any additional
Investment Advisor 	advisor or other investment 	monies to your
------------------	professional. 			investment professional
							at the address appearing
							on your account
							statement.
All Shareholders:
-----------------
By Mail 		Complete the account 		Write a letter of instruc-
			application. Mail the 		tion and a check
			application and a check 	payable to Managers
			payable to Managers AMG 	AMG Funds to:
			Funds to:
			Managers AMG Funds 		Managers AMG Funds
			c/o Boston Financial 		c/o Boston Financial
			Data Services, Inc. 		Data Services, Inc.
			P.O. Box 8517 			P.O. Box 8517
			Boston, MA 02266-8517 		Boston, MA 02266-8517

							Include your account #
							and Fund name on your
							check
-----------------	--------------------------	----------------------------
By Telephone 		Not Available 			If your account has
							already been established,
							call the Transfer
							Agent at (800) 252-0682.
							The minimum additional
							investment is $1,000
-----------------	--------------------------	----------------------------
By Internet 		Not Available 			If your account has
							already been established,
							see our website
							at managersamg.com.
							The minimum additional
							investment is $1,000
-----------------	--------------------------	----------------------------



NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP
TO 15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

By Wire: Please call and notify the Fund at (800) 252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN Managers AMG Funds A/C 9905-472-8, FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

			HOW TO SELL SHARES
			------------------

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order. The Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time.



			Instructions
			------------
Through your Investment
Advisor			Contact your investment advisor or other
----------------------- investment professional.

All Shareholders:
-----------------
By Mail 		Write a letter of instruction containing:
			* the name of the Fund
			* dollar amount or number of shares to be sold
			* your name
			* your account number
			* signatures of all owners on account

			Mail letter to:
			Managers AMG Funds
			c/o Boston Financial Data Services, Inc.
			P.O. Box 8517
			Boston, MA 02266-8517
-----------------------	------------------------------------------------
By Telephone 		If you elected telephone redemption
			privileges on your account application, call us
			at (800) 252-0682.
-----------------------	------------------------------------------------
By Internet 		See our website at www.managersamg.com



NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP
TO 15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

Redemptions of $250,000 and over for Institutional Class shares require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

Telephone redemptions are available only for redemptions which are below $250,000 for Institutional Class shares.

			INVESTOR SERVICES
			-----------------

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Automatic Redemptions allows you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege allows you to exchange your shares of the Fund for shares of other funds in the Managers Funds Family of Funds.
There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

			OPERATING POLICIES
			------------------

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions to discontinue these account options.

The Fund is a series of a "Massachusetts business trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, establish one or more additional classes of shares with different preferences, privileges, and expenses.

The Fund reserves the right to:

	* redeem an account if the value of the account falls below $250,000 due to redemptions;

	* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

	* change the minimum investment amounts;

	* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

	* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

	* refuse a purchase order for any reason;

	* refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in management's discretion); and

	* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

			ACCOUNT STATEMENTS
			------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account whether taken in cash or as additional shares. You will also receive a confirmation after each trade executed in your account.


	 	  DIVIDENDS AND DISTRIBUTIONS
		  ---------------------------

Income dividends and net capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.


			TAX INFORMATION
			---------------

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Fund.

Dividends and short-term capital gain distributions are generally taxable to you as ordinary income. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through
2008), such distributions may under certain conditions constitute qualified dividend income eligible for a maximum rate of 15% to individuals. Capital gain distributions will be taxed as long-term capital gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares.
When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who:

	* fail to provide a social security number or taxpayer identification number;

	* fail to certify that their social security number or taxpayer identification number is correct; or

	* fail to certify that they are exempt from withholding.

			MANAGERS AMG FUNDS
			SYSTEMATIC VALUE FUND

INVESTMENT MANAGER
------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
-----------
Systematic Financial Management, L.P.
300 Frank W. Burr Boulevard
Glenpointe East, 7th Floor
Teaneck, New Jersey 07666

DISTRIBUTOR
-----------
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854-2325

CUSTODIAN
---------
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
Attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski

ADDITIONAL INFORMATION
----------------------
Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information and the Semi-Annual and Annual Reports, which are available to you without charge. You may request these documents and make other inquiries as follows:


	By Telephone: 		1-800-835-3879

	By Mail: 		Managers AMG Funds
				40 Richards Avenue
				Norwalk, CT 06854

	On the Internet: 	Electronic copies are available
				on our website at
				http://www.managersamg.com

In the Fund's Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Information about the Fund, including the Fund's current Statement of Additional Information and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission. The Fund's Statement of Additional Information is incorporated by reference into (is legally part of) this prospectus. Reports and other information about the Fund are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund also may be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.


INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521